Exhibit 10.2

STOCK PLEDGE AGREEMENT

        STOCK PLEDGE AGREEMENT dated as of January 14, 2004, by and between CHARLES RIVER ASSOCIATES INCORPORATED, a Massachusetts corporation, having a place of business at John Hancock Tower, 200 Clarendon Street, T-33, Boston, Massachusetts 02116-5092 (the "Pledgor"), and Citizens Bank of Massachusetts, a bank, having a place of business at 28 State Street, Boston, Massachusetts 02109, (the "Pledgee").

        WHEREAS, the Pledgor has entered into a certain Loan Agreement dated as of the date hereof (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement") with the Pledgee;

        WHEREAS, the Pledgor is the direct legal and beneficial owner of the issued and outstanding shares of Stock (as hereinafter defined) listed opposite the names of each of the entities listed on Exhibit A (individually, a "Scheduled Subsidiary" and collectively, the "Scheduled Subsidiaries");

        WHEREAS, the Pledgee is unwilling to enter into the Loan Agreement and to make any loans thereunder unless the Pledgor shall execute and deliver this Pledge Agreement and pledge the Pledged Stock to the Pledgee on the terms and conditions described herein in order to secure the obligations of the Pledgor pursuant to the Loan Agreement; and

        NOW, THEREFORE, in order to induce the Pledgee to enter into the Loan Agreement and to make or extend to the Pledgor one or more loans, advances, or other extensions of credit, and in consideration thereof, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1.     Definitions. The following terms shall have the meanings set forth below. Terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement or under the Uniform Commercial Code of the Commonwealth of Massachusetts, as applicable, or any other applicable jurisdiction.

        "Agreements" means the Loan Agreement, the Note and the other Loan Documents, each as amended and in effect from time to time.

        "Cash Collateral" shall have the meaning set forth in Section 3 hereof.

        "Cash Collateral Account" shall have the meaning set forth in Section 3 hereof.

        "Default" means any Event of Default (subject to all applicable notice and grace provisions contained in the Loan Agreement) as defined in the Loan Agreement.

        "Domestic Subsidiary" means, at any time, each of the direct and indirect Subsidiaries of the Pledgor that is incorporated or organized under the laws of the United States of America, any state thereof or the District of Columbia, excluding NeuCo, Inc..

        "Foreign Subsidiary" means, at any time, each of the direct or indirect Subsidiaries of the Pledgor that is not a Domestic Subsidiary at such time, excluding Charles River Associates de Mexico, S.A. de C.V.

        "Obligations" shall have the meaning ascribed to such term in the Loan Agreement.

        "Pledged Stock" means all Stock at any time pledged or required to be pledged hereunder, including, without limitation, (a) with respect to any Domestic Subsidiary, all of the Stock of each such Domestic Subsidiary of the Pledgor at any time owned by the Pledgor, (b) with respect to any Foreign

Subsidiary, Stock representing 65% (rounded down to the nearest whole number of shares) of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote.

        "Stock" means all of the issued and outstanding shares of capital stock, together with any other investment property and additional securities, of the Scheduled Subsidiaries of the Pledgor at any time owned by the Pledgor.

        "Stock Collateral" means the Pledged Stock and all proceeds thereof and dividends, distributions or other income relating thereto, including without limitation that included in Cash Collateral, and all other securities, financial assets, investment property and monies owned by the Pledgor and relating to the Pledged Stock received and held by the Pledgee hereunder or in substitution for any of the foregoing, but excluding any dividends, distributions, income, monies, increases or proceeds received or held by the Pledgor to the extent permitted by this Pledge Agreement.

        "Time Deposits" shall have the meaning set forth in Section 3 hereof.

        2.     Pledge; Delivery.

          2.1   As security for the prompt and unconditional payment and performance of the Obligations, the Pledgor hereby pledges and collaterally assigns to the Pledgee, and grants the Pledgee a security interest, in the Pledged Stock owned by the Pledgor on the date hereof as described in Exhibit Aattached hereto and in the Stock Collateral, whether now owned or hereafter acquired. In furtherance thereof, the Pledgor hereby (a) delivers to the Pledgee certificates (to the extent such shares are certificated) for the Pledged Stock of the Domestic Subsidiary listed on Exhibit A, accompanied by undated stock powers duly executed in blank by the Pledgor, (b) agrees to deliver to the Pledgee, within sixty (60) days of the date hereof, certificates (to the extent such shares are certificated) for the Pledged Stock of the Foreign Subsidiaries listed on Exhibit A, which certificates shall be accompanied by undated stock powers (or their equivalent, if any, under applicable local law) duly executed in blank by the Pledgor and (c) upon delivery of each such certificate, hereby collaterally assigns to the Pledgee all of the Pledgor's right, title and interest in and to such certificates to be held by the Pledgee upon the terms and conditions set forth in this Pledge Agreement. In addition, the Pledgor shall, upon the request of the Pledgee, deliver to the Pledgee the stock transfer books of each Scheduled Subsidiary to be held by the Pledgee for the duration of the pledge hereunder, provided that prior to the occurrence and continuance of a Default, the Pledgor shall only be required to deliver copies of such stock transfer books to the Pledgee. Subject to the last sentence of this Section 2.1, if the Pledgor shall acquire by purchase, stock dividend or otherwise any additional shares in the capital stock of a Scheduled Subsidiary or any corporation which is the successor of any Scheduled Subsidiary at any time or from time to time after the date hereof, the Pledgor will forthwith pledge and deposit the same with the Pledgee hereunder and deliver to the Pledgee certificates therefor, accompanied by undated stock powers (or their equivalent, if any, under applicable local law) duly executed in blank by the Pledgor. The Pledgor agrees that the Pledgee may from time to time attach as Exhibit A hereto an updated list of the shares of capital stock or securities (and the issuers thereof) at the time pledged with the Pledgee hereunder. Notwithstanding any provision of this Pledge Agreement to the contrary, the Pledgor shall not be required at any time to pledge hereunder (i) any Stock which represents more than 65% (rounded down to the nearest whole number of shares) of the total combined voting power of all classes of capital stock of any Foreign Subsidiary entitled to vote or (ii) any Stock of its subsidiary NeuCo, Inc. or its subsidiary Charles River Associates de Mexico, S.A. de C.V.

          2.2   The Pledgor also hereby pledges, collaterally assigns, grants a security interest in and delivers to the Pledgee, for the ratable benefit of the Pledgee, the Cash Collateral Account and all of the Cash Collateral as such terms are defined herein.

          2.3   The Pledgee may, in its sole discretion and at any time or times when a Default shall have occurred and be continuing, cause the Pledged Stock and any other securities constituting Stock Collateral to be transferred into its own name or the name or names of its nominee or nominees or successor in interest on the books of the issuer of such securities, and the Pledgor hereby constitutes and appoints the Pledgee, its employees, agents, successors and assigns to be the attorney-in-fact of the Pledgor to effect any such transfer.

          2.4   Without limiting the generality of Section 2.2 above, the Pledgee may, in its sole discretion and at any time or times when a Default shall have occurred and be continuing, collect, receive and hold as Cash Collateral for the Obligations (or apply the same to any Obligation) all dividends, distributions and other income on the Pledged Stock and the other Stock Collateral.

        3.     Liquidation, Recapitalization, Etc.

          3.1   If a Default shall have occurred and be continuing, any sums or other property paid or distributed upon or with respect to any of the Pledged Stock, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall be paid over and delivered to the Pledgee to be held by the Pledgee, for the ratable benefit of the Pledgee, as Cash Collateral or other security for the Obligations or applied by the Pledgee to the Obligations. If a Default shall have occurred and be continuing, in case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Pledged Stock or any property shall be distributed upon or with respect to any of the Pledged Stock, the property so distributed shall be delivered to the Pledgee for the ratable benefit of the Pledgee, as Cash Collateral or other security for the Obligations, or applied by the Pledgee to the Obligations. If a Default shall have occurred and be continuing all sums of money and property paid or distributed in respect of the Pledged Stock, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by the Pledgor shall, until paid or delivered to the Pledgee, be held in trust for the Pledgee for the ratable benefit of the Pledgee, as security for the payment and performance in full of all of the Obligations.

          3.2   Unless otherwise applied by the Pledgor to the satisfaction of the Obligations as provided in this Pledge Agreement and the Agreements, all sums of money that are delivered to the Pledgee pursuant to this Section 3 shall be deposited into an interest bearing account with the Pledgee (the "Cash Collateral Account"). Some or all of the funds from time to time in the Cash Collateral Account may be invested in time deposits, including, without limitation, certificates of deposit issued by the Pledgee (such certificates of deposit or other time deposits being hereinafter referred to, collectively, as "Time Deposits"), that are satisfactory to the Pledgee after consultation with the Pledgor, provided, that, in each such case, arrangements satisfactory to the Pledgee are made and are in place to perfect and to ensure the first priority of the Pledgee's security interest therein. Interest earned on the Cash Collateral Account and on the Time Deposits, and the principal of the Time Deposits at maturity that is not invested in new Time Deposits, shall be deposited in the Cash Collateral Account. The Cash Collateral Account, all sums from time to time standing to the credit of the Cash Collateral Account, any and all Time Deposits, any and all instruments or other writings evidencing Time Deposits and any and all proceeds of any thereof are hereinafter referred to as the "Cash Collateral."

          3.3   Except as otherwise expressly provided in Section 16 hereof, the Pledgor shall have no right to withdraw sums from the Cash Collateral Account, to receive any of the Cash Collateral or to require the Pledgee to part with the Pledgee's possession of any instruments or other writings evidencing any Time Deposits.

        4.     Representations and Warranties of the Pledgor. The Pledgor represents and warrants to the Pledgee as follows:

          4.1   The Pledgor has full power, authority and legal right to execute, deliver and perform its obligations under this Pledge Agreement and to pledge and grant a security interest in all of the Stock Collateral pursuant to this Pledge Agreement, and the execution, delivery and performance thereof and the pledge of and granting of a security interest in the Stock Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of the Pledgor's charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which the Pledgor is a party or by which it or any of its property is bound or affected or constitute a default thereunder;

          4.2   The Pledgor has good and marketable title to and is the sole legal and beneficial owner of all of the Pledged Stock;

          4.3   Exhibit A attached hereto accurately sets forth as to each Domestic Subsidiary and each Foreign Subsidiary in which Pledged Stock is pledged hereunder (i) the total number of shares of each class of stock of such Domestic Subsidiary or Foreign Subsidiary issued and outstanding and held by the Pledgor and (ii) the total number of shares of each such class of stock that have been pledged hereunder. With respect to each Foreign Subsidiary whose capital stock is pledged hereunder, the Pledgor has pledged stock representing 65% (rounded down to the nearest whole number of shares) of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote.

          4.4   All of the shares of the Pledged Stock have been duly and validly issued, are fully paid and nonassessable, and are owned by the Pledgor free of any pledge, mortgage, hypothecation, lien, charge, options, restrictions, encumbrance or security interest in such shares or the proceeds thereof, except for that granted hereunder or permitted under the Loan Agreement;

          4.5   Upon delivery of the Pledged Stock and related certificates to the Pledgee or its agent (and the taking of any required actions under applicable local law), accompanied by stock or transfer powers (or their equivalent, if any, under applicable local law) duly executed in blank to the Pledgee and this duly executed Pledge Agreement, this Pledge Agreement shall create a valid first lien upon and perfected security interest in the Pledged Stock and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance, or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Stock; and

          4.6   The pledge effected hereby is effective to vest in the Pledgee the rights of the Pledgee in the Pledged Stock as set forth herein.

        5.     Covenants of the Pledgor. The Pledgor covenants to the Pledgee that the Pledgor will defend the rights of the Pledgee and the security interest of the Pledgee in the Stock set forth in Exhibit A hereto against the claims and demands of all other persons whomsoever. The Pledgor further covenants that it will have the like title to and right to pledge and grant a security interest in the Stock Collateral hereafter pledged or in which a security interest is granted to the Pledgee hereunder and will likewise defend the rights, pledge and security interest thereof and therein of the Pledgee.

        6.     Dividends; Voting. Unless a Default shall have occurred and be continuing, the Pledgor shall be entitled to receive all cash dividends paid in respect of the Pledged Stock, to vote and exercise any and all other voting and consensual rights with respect to any and all shares of the Pledged Stock and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or consent, waiver or ratification given or action taken which, in the reasonable judgment of the Pledgee, would violate or be inconsistent with any of the terms of this Pledge Agreement or the other

Agreements or would have the effect of impairing the first priority security interests of the Pledgee or the position or interests of the Pledgee or any of the Stock Collateral. The Pledgee shall execute and deliver to the Pledgor all such proxies and other instruments as may be necessary to exercise such rights. Upon the occurrence and during the continuance of a Default, (i) all such rights of the Pledgor to receive cash dividends shall cease and (ii) the Pledgee shall have the right to vote, and to give consents, waivers and ratifications with respect to, the Pledged Stock, provided that if the Pledgee elects not to exercise such rights at any time, the Pledgor may continue to exercise such rights, provided that the Pledgor shall not take any vote or other action with respect to such Pledged Stock that would have an adverse effect on the first priority security interests of the Pledgee or the interests of the Pledgee, and if so directed in writing, shall vote or take any such action as directed by the Pledgee.

        7.     Remedies Upon Default.

          7.1   In case a Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of its rights, powers and remedies (whether vested in it by this Pledge Agreement, the other Agreements or by law) for the protection and enforcement of Pledgee's rights in respect of the Stock Collateral, and the Pledgee shall be entitled, without limitation, to exercise the following rights and remedies (in addition to the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts or any other applicable jurisdiction), which the Pledgor hereby agrees shall be commercially reasonable, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Pledgee deems expedient:

            (a)   to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Stock Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee, its employees, agents, successors and assigns the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so);

            (b)   to demand, sue for, collect or make any compromise or settlement the Pledgee deems suitable in respect of any Stock Collateral;

            (c)   at any time or from time to time to sell, assign and deliver, or grant options to purchase or otherwise dispose of, all or any part of the Stock Collateral, or any interest therein, at any public or private sale without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise, all of which are hereby waived by the Pledgor, for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least fifteen (15) days' prior written notice of the time and place of any such sale shall be given to the Pledgor (which such notice the Pledgor hereby acknowledges and agrees is commercially reasonable);

            (d)   to cause all or any part of the Stock held by the Pledgee to be transferred into its name or the name of its nominee or nominees; and

            (e)   to set off or otherwise apply or credit against the Obligations any and all sums deposited with the Pledgee or held by it, including without limitation, any sums standing to the credit of the Cash Collateral Account and any Time Deposits issued by the Pledgee.

          7.2   In the event of any disposition of the Stock Collateral as provided in Section 7.1(c) and to the extent any notice thereof is required to be given by law, the Pledgee shall give to the Pledgor at least fifteen (15) days' prior authenticated written notice of the time and place of any public sale of the Stock Collateral or of the time after which any private sale or any other intended disposition is intended to be made. The Pledgor hereby acknowledges that fifteen (15) days' prior written notice of such sale or sales shall be reasonable notice. The Pledgee may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Pledgor, to the fullest extent permitted by law). If any of the Stock Collateral is sold by the Pledgee upon credit or for future delivery, the Pledgee shall not be liable for the failure of the purchaser to pay for the same and in such event the Pledgee may resell such Stock Collateral. The Pledgee may buy any part or all of the Stock Collateral at any public sale and if any part or all of the Stock Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Pledgee may buy at a private sale and may make payment therefor by any means including, without limitation, cancellation of indebtedness secured thereby and payment of any surplus to the Pledgor or such other party as may be required by the provisions of the Uniform Commercial Code of Massachusetts or any other applicable jurisdiction. The Pledgee may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, travel and all other expenses which may be reasonably incurred by the Pledgee in attempting to collect the obligations or to enforce this Pledge Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Pledge Agreement, and then to the Obligations pursuant to the Loan Agreement. Only after such applications, and after payment to the Pledgee of any amount required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of Massachusetts need the Pledgee account to the Pledgor for any surplus. To the extent that any of the Obligations are to be paid or performed by a person other than the Pledgor, the Pledgor, to the fullest extent permitted by law, waives and agrees not to assert any rights or privileges which it may have under the Uniform Commercial Code of Massachusetts or of any other applicable jurisdiction.

          7.3   If the Pledgee shall determine to exercise its right to sell any or all of the Stock pursuant to this Section 7, and if in the opinion of counsel for the Pledgee it is necessary, or if in the reasonable opinion of the Pledgee it is advisable, to have the Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Pledgor's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Pledgee, advisable to register such Stock under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of nine (9) months from the date such registration statement became effective, and to make all amendments thereto or to the related prospectus or both that, in the reasonable opinion of the Pledgee, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Pledgee shall designate and to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          7.4   The Pledgor recognizes that the Pledgee may be unable to effect a public sale of the Stock by reason of certain prohibitions contained in the Securities Act, federal banking laws or other applicable laws, regulations, or agreements to which such Stock may be subject, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Pledgor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a "commercially reasonable" manner within the meaning of the Uniform Commercial Code of the Commonwealth of Massachusetts, provided that the notice specified in Section 7.1 shall have been given to the Pledgor. The Pledgee shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Pledgee agrees that any sale of the Stock shall be made in a commercially reasonable manner, and the Pledgor agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Pledgor's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Pledgee, advisable to exempt such Stock from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Pledgee, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor further agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Pledgee shall designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          7.5   The Pledgor further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Stock pursuant to this Section 7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or "Blue Sky" laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense. The Pledgor further agrees that a breach of any of the covenants contained in this Section 7 will cause irreparable injury to the Pledgee, that the Pledgee has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 7 shall be specifically enforceable against the Pledgor by the Pledgee and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

          7.6   At any sale of Stock Collateral, unless prohibited by applicable law, the Pledgee or any holder of the Obligations may bid for and purchase all or any part of the Stock Collateral so sold free from any such right or equity of redemption.

        8.     Remedies Cumulative. Each right, power and remedy of the Pledgee or any holder of the Obligations provided for in this Pledge Agreement, the other Agreements or in any of the other documents, instruments or agreements securing the Obligations or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any holder of the Obligations of any one or more of the rights, powers or remedies provided for in this Pledge Agreement, the other Agreements or in any such other document, instrument or agreement now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any holder of the Obligations of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any holder of the Obligations to exercise any such right, power or remedy shall operate as a waiver thereof.

        9.     Marshalling. The Pledgee shall not be required to marshal any present or future collateral security for (including but not limited to this Pledge Agreement and the Stock Collateral), or other assurances of payment of, the Obligations or any of them, or to resort to such collateral security or other assurances of payment in any particular order. All of the Pledgee's rights hereunder in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Pledgor hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Pledgee's rights under this Pledge Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may the Pledgor hereby irrevocably waives the benefits of all such laws.

        10.   Application of Moneys by the Pledgee. All moneys collected upon any sale of the Stock Collateral hereunder, together with all other moneys received by the Pledgee hereunder, shall be applied as set forth in the Loan Agreement.

        11.   Transfer by the Pledgor. Except as is not prohibited by the Loan Agreement, the Pledgor will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge (except pursuant to this Pledge Agreement) or otherwise encumber or restrict any of the Stock Collateral, any shares in the capital stock of any Subsidiary, or any interest therein. Except as is not prohibited by the Loan Agreement, the Pledgor will not consent to or approve the issuance of (i) any additional shares of any class of capital stock of any Subsidiary; (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or exchangeable for, any such shares; or (iii) any warrants, options, rights, or other commitments entitling any person to purchase or otherwise acquire any such shares.

        12.   The Pledgor's Obligations Absolute. The Obligations of the Pledgor under this Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of or addition or supplement to or deletion from the other Agreements, or any assignment or transfer of the other Agreements; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Agreements; (c) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (d) any limitation on any party's liability or obligations under the Agreements or any invalidity or unenforceablity, in whole or in part, of the same; or (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor or any Subsidiary or any action taken with respect to this Pledge Agreement by any trustee or receiver or by any court, in any such proceeding; whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

        13.   Further Assurances; Authority to File Financing Statements. The Pledgor at its expense will execute, acknowledge and deliver all such instruments and take all such action as the Pledgee from time to time may reasonably request in order to further effectuate the purposes of this Pledge Agreement and to carry out the terms hereof. The Pledgor hereby irrevocably authorizes the Pledgee at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statement and amendments thereto that (a) indicate the collateral as the Stock Collateral or words of similar effect or as being of equal or lesser scope or in greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the jurisdiction of the filing office for the sufficiency or filing office acceptance of any financing statement or amendment.

        14.   The Pledgee's Exoneration. Under no circumstances shall the Pledgee be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Stock Collateral of any nature or kind, or any matter or proceedings arising out of or relating thereto, other than (i) to exercise reasonable care in the safe custody of the Stock Collateral and (ii) after a Default shall have occurred and be continuing, to act in a commercially reasonable manner. The Pledgee shall not be required to take any action of any kind to collect, preserve or protect its or the Pledgor's rights in the Stock Collateral or against other parties thereto. The Pledgee's prior recourse to any part or all of the Stock Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations.

        15.   No Waiver, Etc. The Pledgee may exercise its rights with respect to the Stock Collateral without resorting or regard to other collateral or sources of reimbursement. The Pledgee shall not be deemed to have waived any of its rights upon or under the Obligations or the Stock Collateral unless such waiver be in writing and signed by the Pledgee. No act, delay or omission on the part of the Pledgee in exercising any right under this Pledge Agreement shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Pledgee on the Obligations or the Stock Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised separately or concurrently. The Pledgor hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations or the Stock Collateral, and any an all other notices and demands whatsoever (except as expressly provided herein or in the Loan Agreement).

        16.   Termination. When all Obligations (other than any continuing indemnity or similar obligations that survive the termination of the Loan Agreement) have been paid, performed and indefeasibly discharged in full and the Loan Agreement is terminated, this Pledge Agreement shall terminate and the Pledgee shall, upon request and at the Pledgor's expense, execute all such documentation necessary to release its security interest hereunder. Without limiting the foregoing, promptly upon such termination, the Pledgee, at the expense of the Pledgor, will duly assign, transfer and deliver to the Pledgor, or its successors or assigns, as the case may be, such of the Stock Collateral (including stock powers and stock certificates) in the possession or control of the Pledgee as has not theretofore been sold or otherwise applied or released pursuant to this Pledge Agreement, together with any moneys and other property at the time held by the Pledgee hereunder.

        17.   Overdue Amounts. Until paid, all amounts due and payable by the Pledgor hereunder shall be a debt secured by the Stock Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Loan Agreement.

        18.   Miscellaneous.

          18.1 Successors and Assigns. This Pledge Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns whether or not an express assignment of rights hereunder is made, provided that the Pledgor may not assign this Pledge Agreement without the consent of the Pledgee. No other person shall acquire or have any right under or by virtue of this Pledge Agreement.

          18.2 Provisions to Survive. All representations, warranties, covenants and agreements contained in this Pledge Agreement shall survive the execution and delivery of the Agreements and shall continue until the termination of this Pledge Agreement as provided in Section 16 hereof.

          18.3 Severability. If any provision of this Pledge Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, that holding shall not invalidate or render unenforceable any other provision hereof.

          18.4 Amendments. This Pledge Agreement may be amended, modified and supplemented only by written agreement of the parties hereto. No course of dealing or delay or omission on the part of the Pledgee in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto.

          18.5 Execution and Counterparts. This Pledge Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

          18.6 Captions. Captions and headings in this Pledge Agreement are for convenience only and in no way define, limit or describe the scope or intent of the provisions hereof.

          18.7 Notices. All notices, certificates or other communications hereunder shall be in writing and shall be sufficiently given and shall be deemed given when given in the manner prescribed in the Loan Agreement and delivered to a party at its address set forth at the beginning of this Pledge Agreement or to such other address as a party shall furnish by notice to the other parties.

          18.8 Governing Law; Consent to Jurisdiction, Etc. THIS PLEDGE AGREEMENT AND ALL RIGHTS AND OBLIGATIONS HEREUNDER, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS). The Pledgor agrees that any suit for the enforcement of this Pledge Agreement may be brought in any court of competent jurisdiction in the Commonwealth of Massachusetts, United States of America and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit made upon the Pledgor by mail at the address specified in the preamble of this Pledge Agreement. The Pledgor hereby irrevocably waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

          18.9 Waiver of Jury Trial. THE PLEDGOR AND THE PLEDGEE MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE PLEDGEE TO ENTER INTO THIS PLEDGE AGREEMENT AND MAKE LOANS AND EXTEND CREDIT TO THE PLEDGOR. Except as prohibited by law, the Pledgor waives any right which it may have to claim or recover in any litigation referred to in the first sentence of this Section 18.9 any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Pledgor (i) certifies that neither the Pledgee, nor any representative, agent or attorney of the Pledgee has represented, expressly or otherwise, that the Pledgee would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Loan Agreement and the other Loan Documents to which the Pledgee is a party, the Pledgee is relying upon, among other things, the waivers and certifications contained in this Section 18.9.

(Signatures on next page)

        IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed by their duly authorized officers or representatives, all as of the date first above written.

CHARLES RIVER ASSOCIATES INCORPORATED, a Massachusetts corporation
By:	/s/ J. Phillip Cooper
Name:	J. Phillip Cooper
Title:	EVP, CFO
CITIZENS BANK OF MASSACHUSETTS
By:	/s/ Michael G. McAuliffe
Name:	Michael G. McAuliffe
Title:	Senior Vice President

Attachments:

Exhibit A (Stock Information)